Exhibit 99.1

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INVESTOR PRESENTATION

July 8, 2019

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DISCLAIMER

This presentation may contain forward-looking statements intended to qualify for the safe harbor contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements often include words such as may, will, should, anticipate, estimate, expect, project, intend, plan, believe, seek, would, could and similar words or expressions and are made in connection with discussions of future operating or financial performance.

Forward-looking statements reflect management’s expectations at the date of this presentation regarding future conditions, events or results. They are not guarantees of future performance. By their nature, forward-looking statements are subject to risks and uncertainties. Our actual results and financial condition may differ materially from what is anticipated by the forward-looking statements.

There are many factors that could cause actual conditions, events or results to differ from those anticipated by the forward-looking statements contained in this presentation. Readers are cautioned not to place undue reliance on forward-looking statements in this presentation. We do not undertake to update any forward-looking statements included in this presentation. The statements in this presentation are for the convenience of our shareholders, capital partners and other stakeholders and are qualified in their entirety by reports that we file with the SEC.

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OVERVIEW

Enterprise Diversified is an alternative asset manager with a focus on emerging managers. The company also has interests in several historical, non-core lines of business including an internet service provider, a royalty stream on a previously owned home services business, real estate, and other opportunistic investments.

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CORPORATE ORGANIZATION – PRIMARY ENTITIES

Enterprise Diversified Asset Management Real Estate Operations Non-Core

Willow Oak Asset Management Alluvial Fund – Strategic partner Bonhoeffer Fund – Internal Fund Fund Management Services

EDI Real Estate Passive stake in historical real estate holdings

Sitestar.net Royalty stream – home services business Opportunistic investments

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Leadership team

Enterprise Diversified
Board of Directors

Defines and approves the strategic vision of Enterprise Diversified

Advises and supports network growth of Willow Oak Asset Management

Steven Kiel
Executive chairman

Oversees the execution of the strategic vision for Enterprise Diversified and its subsidiaries

Strategically drives the growth of Willow Oak Asset Management

Alea Kleinhammer
Vice President & Chief Financial Officer

Monitors and reports on the financial strength of Enterprise Diversified and its subsidiaries

Oversees the activities and drives the strategic direction of each subsidiary

Jessica Greer
Vice President & Chief of Staff

Monitors and manages the operational strength of Enterprise Diversified and its subsidiaries

Manages the daily activities of the asset management division including investor relations and Fund Management Services

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First Quarter Results	March 31, 2019	March 31, 2018
Asset management (not including investment gains/losses in Alluvial Fund)	($112,630)	($11,148)

*Current estimated debt is $1.2 million after accounting for the two transactions that occurred in Q2 2019.

Shares outstanding are 2,544,776 as of March 31, 2019 and December 31, 2018.December 31, 2018

Real estate	($213,171)	($138,482)	Debt and accrued interest*	$8,117,624	$7,865,878
Other	$6,385	($360,355)	Book value	$16,289,420	$15,915,651
Comprehensive income - total	($319,416)	($509,985)	Book value per share	$6.40	$6.25
Investment gains/losses in Alluvial Fund	$693,185	$279,055
Net earnings - total	$373,769	($230,930)
Earnings (loss) per share	$0.15	($0.06)

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Financial Management

Enterprise Diversified is focused on creating long-term value for shareholders. Our interests are aligned with shareholders who have a long-term investment time horizon. Recent transactions have reduced debt and refocused the company on its asset management operations.

Aligned incentives

Significant insider ownership with more than 31% of shares owned by directors and senior executives

$5.3 mil of net operating loss carryforwards as of March 31, 2019, that do not begin to expire until 2032

Reduced debt

Recent transactions reduced debt to approximately $1.2 million

Approximately half of current debt is associated with properties owned through EDI Real Estate subsidiary

Recent transactions

Recent transactions involving the home services subsidiary and Mt Melrose subsidiary have significantly reduced debt and company risk

Company now completely focused on asset management operations

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ORGANIZATIONAL GOALS

Enterprise Diversified’s goal is to transition to an asset-light business model with lower overhead, reduced risk and debt, and a specific focus on our demonstrated strengths.

Organizational goals

Focus on existing and future partnerships among emerging managers

Generate predictable cash flow from management fee shares, royalties, and other sources

Simplify operations and public financial reporting and improve internal capital allocation

Reduce ongoing expenses associated with accounting, legal, and corporate overhead

Strengthen and expand our current partnerships with fund managers and investors

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RECENT TRANSACTIONS

Enterprise Diversified recently completed two transactions to significantly reduce risks to the company.

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SALE OF HOME SERVICES SUBSIDIARY

Enterprise Diversified sold its former home services subsidiary on May 24, 2019 in exchange for a royalty stream over the next five years.

Enterprise Diversified had launched a home services subsidiary on June 14, 2016, by providing $2 million to an operating partner in Phoenix, Arizona. The relationship with the local operating partner was terminated in early 2018. Results were poor since inception and the decision was made to exit the business in 2019.

Transaction description:

As part of the sale, Enterprise Diversified will receive 7.5% of revenue generated by our customers in the first year and 5% of revenue for each of the next four years

The subsidiary generated total cumulative operating losses of $486,770 since launch through March 31, 2019

Future earnings from royalty stream cannot currently be estimated

Lessons learned:

Open-ended structure of the original transaction significantly increased risks to the corporate entity

Decentralized management approach was a poor fit for the size of the company

Skillset of the local operating partner did not translate into effective management of the subsidiary

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SALE OF MAJORITY STAKE IN MT MELROSE

Enterprise Diversified sold 65% of its Mt Melrose subsidiary to a third party on June 27, 2019. We plan to deconsolidate the Mt Melrose financial results as of June 30, 2019.

Enterprise Diversified had launched the Mt Melrose real estate subsidiary on January 10, 2018 with our former chairman as the operating partner. Results were poor since inception with debt and debt service increasing dramatically in the nine months after launching the subsidiary.

The unsustainability of this debt and Enterprise Diversified’s unwillingness to continue to financially support the debt payments associated with the property portfolio led to the recent transaction.

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SALE OF MAJORITY STAKE IN MT MELROSE (Cont.)

Transaction description:

Enterprise Diversified retains a 35% ownership stake and plans to deconsolidate financial results as of June 30, 2019

Third-party buyer provided $100,000 in cash and will assume all operating responsibilities

Enterprise Diversified overall reported debt as of March 31, 2019, is expected to decrease from $8.1 million to $1.2 million

Overall real estate monthly debt service is expected to decrease from approximately $58,700 to approximately $6,400

Public financial reporting results are being determined and will be provided in the company’s quarterly report as of June 30, 2019

The company’s other real estate subsidiary, EDI Real Estate, continues to be in operation with $644,623 in assets reported at their historical cost basis, approximately $520,000 in notes payable, and approximately $17,500 in quarterly revenue as of March 31, 2019

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SALE OF MAJORITY STAKE IN MT MELROSE (Cont.)

Conditions prior to sale:

The subsidiary generated total cumulative operating losses of $2,210,009 since launch through March 31, 2019

The subsidiary required $964, 743 in write-downs since inception through March 31, 2019. Additional write-downs are being determined and will be reported in the company’s quarterly report as of June 30, 2019

Prior to the transaction, Enterprise Diversified made substantial progress right-sizing the portfolio in the second quarter of 2019. Results from those decisions will be reported in the company’s quarterly report as of June 30, 2019

Significant debt principal payments at the subsidiary level were coming due in the next year that the company’s corporate entity was unwilling to pay

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SALE OF MAJORITY STAKE IN MT MELROSE (Cont.)

Lessons learned:

Open-ended structure of the original transaction significantly increased risks to the corporate entity

Decentralized management approach was a poor fit and public company requirements were too demanding on the local operator

The local operator took on a significant amount of high interest debt, including payment-in-kind debt, on properties that were not generating cash flow

The local operator changed his management strategy after the transaction, dramatically increasing overhead and bringing previously outsourced operations in-house at significant expense and with poor oversight

Return potential was significantly lower than originally anticipated

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ASSET MANAGEMENT

Willow Oak Asset Management partners with unique emerging investment managers.

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WILLOW OAK ASSET MANAGEMENT

Willow Oak Asset Management, LLC is the wholly owned asset management subsidiary of Enterprise Diversified (ENDI). Asset management is ENDI’s core competency, and Willow Oak is its primary growth vehicle.

Willow Oak Asset Management partners with talented fund managers who are passionate about long-term value creation. We offer a flexible platform of private investment partnerships that are independently run by unique internal and external fund managers. Our managers uncover uncommon opportunities and share a commitment to investing for the long term, utilizing a value-oriented investment framework.

Willow Oak, through its Fund Management Services (FMS), offers tailored services to boutique fund managers, providing investor relations, marketing, and operational infrastructure to help them scale.

The Willow Oak team is comprised of hedge fund managers, financial experts, operations specialists and accounting and administration professionals dedicated to providing premier alternative investment opportunities to investors and operational support to emerging hedge funds.

team

Steven Kiel (president)

Jessica Greer (vice president)

Elisa Sanchez (director)

Ashley Rule (accountant)

Keith Smith (advisor)

Red Oak Compliance Solutions, LLC (compliance)

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AFFILIATED FUNDS

Through direct ownership, seed investments, fee share agreements and outsourced services relationships, Willow Oak seeks to grow a network of emerging managers.

Alluvial Fund

Identifies and profits from deeply mispriced securities spanning industries and borders

Invests in market segments where mispricings are most likely to occur

Focus: small firms, thinly traded issues, undiscovered value

Bonhoeffer Fund

Identifies and invests in undervalued securities that are either undiscovered or misunderstood

Invests in overlooked companies in international and emerging markets

Focus: compound mispricings, miscategorized firms, and corporate actions

Fund Management Services

Manages administration and compliance, investor relations and marketing, and infrastructure and support to internal and external funds

Focused on providing support from the portfolio manager’s perspective

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GROWTH VEHICLE

Q1 2018 Q1 2019

ASSETS UNDER MANAGEMENT

$20.8M $53.5M

AFFILIATED FUNDS

2 4

Investors 41 177

Management Fees

$4,317 $14,795

Alluvial Fund

$9.1M Direct investment as of March 31, 2019

FMS Revenue $26,255 Launched October 1, 2018; revenue reflects Q1 2019

Willow Oak is also entitled to a fee share from the performance fees earned by each affiliated fund. No performance fee share was earned in 2018 or in the first quarter of 2019.

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WILLOW OAK FUND MANAGEMENT SERVICES

Willow Oak Fund Management Services offers tailored services to boutique fund managers, providing investor relations, marketing, and operational infrastructure to help them scale.

Experience

We are fund managers. Members of our parent company’s board and management team have founded and managed value-oriented hedge funds for the past 20 years. We bring this experience to bear, providing operational support that allows fund managers to focus on their portfolios.

Value

We believe in and are passionate about the value investing framework. We know the power behind the proper use of this framework and believe in growing our value investing network.

Network

We offer services beyond the traditional service providers. Willow Oak FMS services include: inclusion in the Willow Oak Network, strategic planning, value-add investor relations, single point coordination for traditional service providers, and operational infrastructure that promotes scalability.

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Focused on growth

Increasing assets under management

Adding funds to the Willow Oak Platform

Increasing visibility of Willow Oak and associated funds

Growing the Willow Oak network of emerging manager partners, investors and Fund Management Services clients

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Real Estate

Enterprise Diversified holds a 35% stake in Mt Melrose and operates a historical property portfolio located in Roanoke, Virginia.

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Real Estate

Mt Melrose, LLC (MM)

Enterprise Diversified holds a 35% ownership stake in Mt Melrose and is in partnership with a third-party operator. We plan to deconsolidate the Mt Melrose financial results as of June 30, 2019.

Results reported in the following slides are historical in nature and do not reflect the effect of the recent transaction. Future reported results will differ significantly.

EDI Real Estate, LLC (EDI)

Consists of a portfolio of 12 properties located in Roanoke, Virginia. These properties are legacy properties that were purchased prior to 2016 as part of a reinvestment strategy for the internet segment’s excess cash flows.

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Historical Real Estate Results

*Mt Melrose information is provided for illustrative purposes only. Future reported results will differ significantly due to the recent transaction.

For the quarter ended March 31, 2019	MM*	EDI	TOTAL
Revenue	$165,082	$17,424	$182,506
COGS	$145,478	$17,665	$163,143
Operating Expenses	$103,334	$1,074	$104,408
Other I/E	$117,511	$10,615	$128,126
Net Income	[$201,241]	[$11,930]	[$213,171]
Non-Cash Add Backs	$77,298	$5,481	$82,779
Net Cash	[$123,943]	[$6,449]	[$130,392]

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Real Estate by the Numbers As of March 31, 2019 MM EDI

Units occupied or available for rent	98	6	Debt on real estate held for investment	$5,001,501	$519,169
Vacant units being prepared for rent	15	3	Debt on real estate held for sale	$2,152,976	$0	Total real estate held for investment	$9,209,666	$717,456
Total units held for investment	113	9	Total debt held on real estate	$7,154,477	$519,169	Accumulated depreciation	[$211,141]	[$112,880]
Residential & commercial units	43					Real estate held for investment, net	$8,998,525	$604,576
Vacant lots	5	3				Real estate held for resale	$2,047,927	$40,047
Total units held for resale	48	3

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Non-Core

Enterprise Diversified carries out several non-core activities consisting of legacy businesses and opportunistic investments.

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INTERNET

Sitestar.net offers consumer and business-grade internet access, wholesale managed modem services, web hosting, third-party software as a reseller, and various ancillary services to customers in the United States and Canada.

OPPORTUNISTIC INVESTMENT

Enterprise Diversified owns warrants giving it the right to acquire approximately 2.7% of Triad Guaranty, Inc., a post-bankruptcy shell company with approximately $500 million in Net Operating Loss carryforwards that begin to expire in 2028.

Enterprise Diversified had originally participated in a group that provided a Debtor-in-Possession loan to Triad. In addition to the ownership interest, Enterprise Diversified holds a note payable in the amount of $155,000 earning 10% annually.

	3-31-2017	3-31-2018	3-31-2019
Revenue	$335,086	$301,736	$274,902
Other Income*	$54,309	$29,796	$392
Net Income	$215,562	$190,607	$124,412

*Other income consists of one-time items such as the sale of IP addresses and domains.

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Non-Core

OPPORTUNISTIC INVESTMENT

Enterprise Diversified recently received the final proceeds from a $750,000 investment in a private real estate fund managed by Huckleberry Capital Management. We received an overall gain of $212,631 during the investment time period of approximately 26 months.

HOME SERVICES

Enterprise Diversified sold its former home services subsidiary on May 24, 2019 in exchange for a royalty stream over the next five years. We receive 7.5% of revenue generated by our customers in the first year and 5% of revenue for each of the next four years.

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www.enterprisediversified.com